Exhibit 1.1

Conformed Version

PROLOGIS, INC.

15,000,000 Shares of Common Stock

UNDERWRITING AGREEMENT

Dated August 4, 2026

J.P. Morgan Securities LLC

BofA Securities, Inc.

Prologis, Inc.

Underwriting Agreement

August 4, 2026

J.P. Morgan Securities LLC

270 Park Avenue

New York, New York 10017

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Introductory. Prologis, Inc., a Maryland corporation (the “Company”), and Prologis, L.P., a Delaware limited partnership (the “Operating Partnership”), confirm their respective agreements with J.P. Morgan Securities LLC and BofA Securities, Inc. (together, the “Underwriters”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of an aggregate of 15,000,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 3(b) hereof to purchase all or any part of 2,250,000 additional shares of Common Stock solely to cover over-allotments made in connection with the offering of Initial Securities (as defined below). The aforesaid 15,000,000 shares of Common Stock (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the 2,250,000 shares of Common Stock subject to the option described in Section 3(b) hereof (the “Option Securities”) are herein called, collectively, the “Securities.”

The Company understands that the Underwriters propose to make a public offering of the Securities on the terms set forth herein as soon as the Underwriters deem advisable after this Agreement (the “Agreement”) has been executed and delivered.

The Company and the Operating Partnership have prepared and filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (File No. 333-289636), including any amendments thereto, which contains a base prospectus, dated August 15, 2025 (the “Base Prospectus”), to be used in connection with the public offering and sale of Common Stock, including the Securities, and other securities of the Company and the Operating Partnership under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), and the offering thereof from time to time in accordance with Rule 415 under the Securities Act. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act, including the documents incorporated by reference therein, and any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act is called the “Registration Statement.” The term “Prospectus” shall mean the final prospectus supplement relating to the Securities, together with the Base Prospectus, that is first filed pursuant to Rule 424(b) after the date and time that this Agreement is executed and delivered by the parties hereto. The term “Preliminary Prospectus” shall mean the most recent preliminary prospectus supplement relating to the Securities, together with the Base Prospectus, that is distributed to investors prior to the Initial Sale Time (as defined below) and filed with the Commission pursuant to Rule 424(b). Any reference herein to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents that are or are deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act prior to 9:00 a.m. (New York City time) on August 4, 2026 (the “Initial Sale Time”). All references in this Agreement to the Registration Statement, the Preliminary Prospectus, the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “disclosed,” “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, Preliminary Prospectus or Prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, Preliminary Prospectus or Prospectus, as the case may be, prior to the Initial Sale Time; and all references in this Agreement to amendments or supplements to the Registration Statement, Preliminary Prospectus or Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is or is deemed to be incorporated by reference in the Registration Statement, Preliminary Prospectus or Prospectus, as the case may be, after the Initial Sale Time.

SECTION 1.          Representations and Warranties.

(a)         Representations and Warranties by the Company and the Operating Partnership. Each of the Company and the Operating Partnership represents, warrants and covenants to each Underwriter as of the date hereof, as of the Initial Sale Time, as of the Closing Time (as defined below) and as of any Time of Delivery (as defined below), and agrees with each Underwriter as follows:

(i)           Compliance with Registration Requirements. The Company and the Operating Partnership meet the requirements for use of Form S-3 under the Securities Act. The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings under Section 8A of the Securities Act for any of those purposes have been instituted or are pending or, to the knowledge of the Company and the Operating Partnership, are contemplated or threatened by the Commission, and any request on the part of the Commission for additional or supplemental information has been complied with.

At the respective times the Registration Statement and any post-effective amendments thereto (including the filing of the Company and the Operating Partnership’s most recent jointly-filed Annual Report on Form 10-K with the Commission (the “Annual Report on Form 10-K”)) became effective and at the Initial Sale Time, at the Closing Time and at any Time of Delivery, the Registration Statement and any amendments thereto (i) complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the “Securities Act Regulations”) and (ii) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Time or at any Time of Delivery, neither the Prospectus nor any amendments or supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or any post-effective amendment or the Prospectus or any amendments or supplements thereto, made in reliance upon and in conformity with information furnished to the Company and the Operating Partnership in writing by any Underwriter expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof (the “Underwriter Information”).

Each preliminary prospectus and prospectus filed as part of the Registration Statement, as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act Regulations and the Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(ii)          Disclosure Package. The term “Disclosure Package” shall mean (i) the Preliminary Prospectus, (ii)(a) the information included in Schedule B-1 and (b) the issuer free writing prospectuses as defined in Rule 433 of the Securities Act (each, a “Company Free Writing Prospectus”), if any, identified in Schedule B-2 hereto and (iii) any other Company Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package. As of the Initial Sale Time, (i) the Disclosure Package did not, and (ii) each Company Free Writing Prospectus listed in Schedule B-2 hereof, taken together with the Disclosure Package, did not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with any Underwriter Information.

(iii)         Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus (i) at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the “Exchange Act Regulations”) and (ii) when read together with the other information in the Disclosure Package, at the Initial Sale Time, and when read together with the other information in the Prospectus, at the date of the Prospectus, at the Closing Time or at any Time of Delivery, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iv)         Well-Known Seasoned Issuer. (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the Securities Act, and (iv) as of the date hereof (the “Execution Time”), each of the Company and the Operating Partnership was and is a “well known seasoned issuer” as defined in Rule 405 of the Securities Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 of the Securities Act, that initially became effective within three years of the Execution Time; neither the Company nor the Operating Partnership has received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form; and neither of the Company nor the Operating Partnership has otherwise ceased to be eligible to use the automatic shelf registration statement form.

(v)          Company Not an Ineligible Issuer. (i) At the earliest time after the filing of the Registration Statement when a bona fide offer (as used in Rule 164(h)(2) of the Securities Act Regulations) of the Securities is first made by the Company or any other offering participant, and (ii) as of the Execution Time, the Company was or is not an Ineligible Issuer (as defined in Rule 405 of the Securities Act).

(vi)         Company Free Writing Prospectuses. Each Company Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date of which the Company and the Operating Partnership notified or notify the Underwriters, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Company Free Writing Prospectus based upon and in conformity with any Underwriter Information.

(vii)        Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership.

(viii)       Authorization and Description of the Securities. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non assessable; and the issuance of the Securities is not subject to the preemptive, resale rights, rights of first refusal or other similar rights of any securityholder of the Company. The Common Stock conforms in all material respects to all statements relating thereto contained in the Registration Statement, the Disclosure Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same. No holder of Securities will be subject to personal liability solely by reason of being such a holder. The certificates to be used to represent any certified shares of Common Stock will be in substantially the form filed as an exhibit to the Registration Statement and will, at the Closing Time and at each Time of Delivery (if any) be substantially in such form.

(ix)         [Reserved].

(x)           Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the Securities Act pursuant to this Agreement.

(xi)          No Material Adverse Change. Except as otherwise disclosed in the Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Disclosure Package and the Prospectus: (i) there has been no material adverse change, or any development involving the Company, the Operating Partnership or any of their respective subsidiaries that could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business of the Company, the Operating Partnership or any of their respective subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company, the Operating Partnership and their respective subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business or entered into any material transaction or agreement not in the ordinary course of business; and (iii) except for regular quarterly dividends on the Common Stock or shares or preferred stock or shares in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company or the Operating Partnership or, except for dividends paid to the Company, the Operating Partnership or their respective subsidiaries, any subsidiaries of the Company and the Operating Partnership on any class of capital stock or shares or repurchase or redemption by the Company, the Operating Partnership or any of their respective subsidiaries of any class of capital stock or shares.

(xii)         Independent Accountants. KPMG LLP, who have expressed their opinion with respect to the audited financial statements of (1) the Company and its consolidated subsidiaries and (2) the Operating Partnership and its consolidated subsidiaries, in each case as of December 31, 2025 and 2024 and for the fiscal years ended December 31, 2025, 2024 and 2023, all incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, are independent public or certified public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act and a registered public accounting firm within the meaning of the Sarbanes-Oxley Act of 2002, as amended.

(xiii)        Preparation of the Financial Statements. The consolidated financial statements of Company and the Operating Partnership, together with the related notes thereto and related schedules incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, present fairly the consolidated financial position of the Company, or the consolidated financial position of the Operating Partnership, as applicable, as of and at the dates indicated and the results of their respective operations and cash flows for the periods specified. Such financial statements and related schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States and applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The summary financial information included in the Preliminary Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement.

(xiv)       Organization and Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and has all power and authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. The Company is the sole general partner (in such capacity, the “General Partner”) of the Operating Partnership and owns the percentage interest in the Operating Partnership as set forth or incorporated by reference in the Disclosure Package and the Prospectus.

(xv)        Organization and Good Standing of the Operating Partnership. The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement. The Operating Partnership is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

(xvi)        Incorporation and Good Standing of Significant Subsidiaries. Each subsidiary and joint venture of the Company listed on Schedule D hereto (collectively, the “Significant Subsidiaries”) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, trust, partnership, limited liability company or other entity, as the case may be, and (except as to any general partnership) in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the power (corporate or other) and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus. Each Significant Subsidiary is duly qualified as a foreign corporation, trust, partnership, limited liability company or other entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock and other equity interests of each Significant Subsidiary have been duly authorized and validly issued, and are fully paid and (except for general partnership interests and directors’ qualifying shares) non-assessable; and all shares of outstanding capital stock and other equity interests of each Significant Subsidiary held by the Company, directly or through subsidiaries, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for the pledge of such capital stock or other interests to secure borrowings of the Company or one of its wholly owned subsidiaries.

(xvii)      Capital Stock Matters. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with federal and state securities laws.

(xviii)     Capitalization. The Company has an authorized capitalization as of the dates set forth in the Disclosure Package and the Prospectus; there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of any subsidiary, or any such warrants, convertible securities or obligations, except as set forth in the Disclosure Package and the Prospectus and except for options granted under, or contracts or commitments pursuant to, the previous or currently existing option and other similar officer, director, trustee or employee benefit plans of the Company or any of the subsidiaries of the Company; and there are no contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the Company is a party, or by which either of them is bound, granting to any person the right to require the Company or the Operating Partnership to file a registration statement under the Securities Act with respect to any securities of the Company or requiring the Company to include such securities with the Securities registered pursuant to any registration statement, except as set forth in the Disclosure Package and the Prospectus.

(xix)         Listing. The Common Stock is listed on the New York Stock Exchange (the “NYSE”), and the Company has taken no action designed to, or likely to have the effect of, terminating the listing of the Common Stock on the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such listing.

(xx)         Partnership Units of the Operating Partnership. All of the issued and outstanding partnership units of the Operating Partnership (the “Units”) have been duly and validly authorized and issued and conform to the description thereof contained or incorporated by reference in the Disclosure Package and the Prospectus. The Units owned by the Company are owned directly by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

(xxi)        Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company, the Operating Partnership nor any of their respective subsidiaries is in violation of its charter or by-laws or other similar constitutive documents, except, in the case of subsidiaries of the Company and the Operating Partnership, for such violations as would not, individually or in the aggregate, result in a Material Adverse Change. Neither the Company, the Operating Partnership nor any of their respective subsidiaries is in default (or, with the giving of notice or lapse of time or both, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Operating Partnership or any of their respective subsidiaries is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (i) have been duly authorized by all necessary corporate or other action, as the case may be, and will not result in any violation of the provisions of the charter or by-laws or other similar constitutive documents of the Company, the Operating Partnership or any of their respective subsidiaries, except, in the case of subsidiaries of the Company that are not Significant Subsidiaries, for such violations as would not, individually or in the aggregate, materially adversely affect the Company’s and the Operating Partnership’s ability to consummate the transactions contemplated by this Agreement, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Operating Partnership or any of their respective subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change or materially adversely affect the Company’s and the Operating Partnership’s ability to consummate the transactions contemplated by this Agreement and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company, the Operating Partnership or any of their respective subsidiaries, except for such violation as would not, individually or in the aggregate, result in a Material Adverse Change or materially adversely affect the Company’s and the Operating Partnership’s ability to consummate the transactions contemplated by this Agreement. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s and the Operating Partnership’s issuance and sale of the Securities, the execution, delivery and performance of this Agreement, or the consummation of the transactions contemplated hereby, except such as have been obtained or made by the Company and the Operating Partnership and are in full force and effect under the Securities Act and applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority (“FINRA”) or the failure of which to obtain would not have a material adverse effect on the consummation of the transactions contemplated by this Agreement.

(xxii)       No Material Actions or Proceedings. Except as otherwise disclosed in the Disclosure Package and the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s or the Operating Partnership’s knowledge, threatened (i) against or affecting the Company, the Operating Partnership or any of their respective subsidiaries, (ii) which has as the subject thereof any officer, director of, or property owned or leased by, the Company, the Operating Partnership or any of their respective subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company, the Operating Partnership or any such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or materially adversely affect the consummation of the transactions contemplated by this Agreement.

(xxiii)      Labor Matters. No material labor dispute with the employees of the Company, the Operating Partnership or any of their respective subsidiaries exists or, to the best of the Company and the Operating Partnership’s knowledge, is threatened or imminent, except for such disputes as would not, individually or in the aggregate, result in a Material Adverse Change.

(xxiv)      Intellectual Property Rights. The Company, the Operating Partnership and their respective subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted, except as would not result in a Material Adverse Change; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company, the Operating Partnership nor any of their respective subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change. Neither the Company nor the Operating Partnership is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Preliminary Prospectus or the Prospectus, and that are not described in all material respects in such documents. None of the technology employed by the Company and the Operating Partnership has been obtained or is being used by the Company and the Operating Partnership in violation of any contractual obligation binding on the Company and the Operating Partnership or, to the knowledge of the Company and the Operating Partnership, any of their officers, directors or employees or otherwise in violation of the rights of any persons, except for such violations as would not, individually or in the aggregate, result in a Material Adverse Change.

(xxv)       All Necessary Permits, etc. The Company, the Operating Partnership and their respective subsidiaries possess such valid and current certificates, authorizations, permits, licenses, approvals, consents and other authorizations issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except for such certificates, authorizations, permits, licenses, approvals, consents and other authorizations as would not, individually or in the aggregate, result in a Material Adverse Change, and neither the Company, the Operating Partnership nor any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, permit, license, approval, consent or other authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

(xxvi)     Title to Properties. Except as otherwise disclosed in the Disclosure Package and the Prospectus, the Company, the Operating Partnership and their respective subsidiaries have good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(a)(xiii) above (or elsewhere in the Disclosure Package and the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company, the Operating Partnership or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company, the Operating Partnership or any of their respective subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company, the Operating Partnership or of their respective subsidiaries.

(xxvii)     Tax Law Compliance. The Company, the Operating Partnership and their respective subsidiaries have filed all material federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. Each of Company and the Operating Partnership has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(a)(xiii) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company, the Operating Partnership or any of their respective subsidiaries have not been finally determined. With respect to all tax periods in respect of which the Internal Revenue Service is or will be entitled to any claim, the Company has met the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Internal Revenue Code”) and the Company’s present and contemplated organizational ownership, method of operation, assets and income are such that the Company will continue to meet such requirements.

(xxviii)    Not an “Investment Company.” The Company and the Operating Partnership are not, and upon the issuance and sale of the Securities as contemplated by this Agreement and the application of the proceeds as described in the Disclosure Package and the Prospectus under “Use of Proceeds” will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(xxix)       Insurance. Each of the Company, the Operating Partnership and their respective subsidiaries taken as a whole carry or are covered by insurance in such amounts covering such risks as are generally deemed adequate and customary for their businesses. Each of the Company and the Operating Partnership has no reason to believe that it or any of their respective subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

(xxx)        No Price Stabilization or Manipulation. The Company, the Operating Partnership and their respective subsidiaries have not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company and the Operating Partnership to facilitate the sale or resale of the Securities.

(xxxi)       Foreign Corrupt Practices. None of the Company, the Operating Partnership, any of their respective subsidiaries nor, to the knowledge of the Company and the Operating Partnership, any director, officer, agent, employee or affiliate of the Company, the Operating Partnership or any of their respective subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of (i) the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or (ii) the Bribery Act 2010, as amended, of the United Kingdom; and the Company, the Operating Partnership, their respective subsidiaries and, to the knowledge of the Company and the Operating Partnership, their respective affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures reasonably designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxii)      Money Laundering. The operations of the Company, the Operating Partnership and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Operating Partnership or any of the respective subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company and the Operating Partnership, threatened.

(xxxiii)    OFAC. None of the Company, the Operating Partnership nor any of their respective subsidiaries nor, to the knowledge of the Company and the Operating Partnership, any director, officer, agent, employee or affiliate of Company, the Operating Partnership or any of their respective subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company and the Operating Partnership will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds, to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxxiv)    Compliance with Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change, (i) neither the Company, the Operating Partnership nor any of their respective subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company, the Operating Partnership or their respective subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has any of the Company, the Operating Partnership or their respective subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company, the Operating Partnership or any of their respective subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority with respect to which the Company, the Operating Partnership or any of their respective subsidiaries has received written notice, no investigation with respect to which the Company and the Operating Partnership has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company, the Operating Partnership or any of their respective subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the best of the Company’s knowledge, threatened against the Company, the Operating Partnership or any of their subsidiaries or any person or entity whose liability for any Environmental Claim the Company, the Operating Partnership or any of their subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the best of the Company’s and the Operating Partnership’s knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company, the Operating Partnership or any of their subsidiaries or against any person or entity whose liability for any Environmental Claim the Company, the Operating Partnership or any of their respective subsidiaries have retained or assumed either contractually or by operation of law.

(xxxv)     ERISA Compliance. The Company, the Operating Partnership and their respective subsidiaries and any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, the Operating Partnership and their respective subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to any person or any subsidiary of such person, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code, of which such person or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, the Operating Partnership and their respective subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, the Operating Partnership, their respective subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). None of the Company, the Operating Partnership or any of their respective subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan,” (ii) Sections 412, 4971 or 4975 of the Internal Revenue Code, or (iii) Section 4980B of the Internal Revenue Code with respect to the excise tax imposed thereunder. Each “employee benefit plan” established or maintained by the Company, the Operating Partnership or any of their respective subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service and nothing has occurred, whether by action or failure to act, which is reasonably likely to cause disqualification of any such employee benefit plan under Section 401(a) of the Internal Revenue Code.

(xxxvi)     Accounting Systems. Each of the Company, the Operating Partnership and their respective subsidiaries maintain effective internal control over financial reporting, as such term is defined in Rule 13a-15(f) under the Exchange Act.

(xxxvii)   [Reserved.]

(xxxviii)  No Commissions. Other than the Underwriters, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(xxxix)     [Reserved.]

(xl)          Disclosure Controls and Procedures. The Company and the Operating Partnership established and maintain disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, the Operating Partnership and their respective subsidiaries is made known to the respective chief executive officer and chief financial officer of the Company and the Operating Partnership by others within the Company, the Operating Partnership or any of their respective subsidiaries, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; the Company’s and the Operating Partnership’s auditors and the audit committee of the board of directors of the Company have been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the ability of the Company and the Operating Partnership to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the internal controls of the Company and the Operating Partnership; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could materially affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(xli)         Cybersecurity; Data Protection. The Company, the Operating Partnership and their respective subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company, the Operating Partnership and their respective subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company, the Operating Partnership and their respective subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability, nor any incidents under internal review or investigations relating to the same. The Company, the Operating Partnership and their respective subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(xlii)        EXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(b)         Officer’s Certificates. Any certificate signed by any officer of the Company, the Operating Partnership or any of their respective subsidiaries and delivered to the Underwriters or to counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, the Operating Partnership or such subsidiary, as applicable, to each Underwriter as to the matters set forth therein on the date of such certificate. The Company and the Operating Partnership acknowledge that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsels for the Company and the Operating Partnership and the Underwriters will rely upon the accuracy and truthfulness of the foregoing representations and hereby consent to such reliance.

(c)         [Reserved].

SECTION 2.         [Reserved].

SECTION 3.         Agreement to Sell and Purchase.

(a)         Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price of $[●] per share, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter.

(b)         Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase from the Company up to an additional 2,250,000 shares of Common Stock at a purchase price of $138.75 per share, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted may be exercised for 30 days after the date hereof and may be exercised in whole or in part at any time from time to time upon notice by the Underwriters to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Time of Delivery”) shall be determined by the Underwriters, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will, at such Time of Delivery, purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as the Underwriters in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c)         Payment. Payment for the Initial Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Underwriters and delivery of the Securities will be made at the offices of Sidley Austin llp, 787 Seventh Avenue, New York, New York 10019 at 9:00 A.M., New York City time, on August 5, 2026, or at such other time or place on the same or such other date, not later than the seventh day thereafter, as the Underwriters and the Company may agree upon in writing. The time and date of such payment for the Securities is referred to herein as the “Closing Time.” In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriters and the Company, on each Time of Delivery as specified in the notice from the Underwriters to the Company. Payment shall be made to the Company by wire transfer in immediately available funds to the accounts specified by the Company to the Underwriters.

SECTION 4.         Covenants of the Company and the Operating Partnership. Each of the Company and the Operating Partnership, jointly and severally, covenants with each Underwriter as follows:

(a)         Compliance with Securities Regulations and Commission Requests. The Company and the Operating Partnership, subject to Section 4(b), will comply with the requirements of Rule 430B of the Securities Act Regulations, and will promptly notify the Underwriters and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Preliminary Prospectus or the Prospectus, (ii) the receipt of any comments from the Commission during the Prospectus Delivery Period (defined below), (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Preliminary Prospectus or the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or pursuant to Section 8A of the Securities Act. The Company and the Operating Partnership will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Preliminary Prospectus and the Prospectus transmitted for filing under Rule 424 were received for filing by the Commission and, in the event that it was not, it will promptly file such document. Each of the Company and the Operating Partnership will use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)         Filing of Amendments. During such period beginning on the date of this Agreement and ending on the later of the Closing Time or such date as, in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales of the Securities by an Underwriter or dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 or any similar rule of the Securities Act Regulations (the “Prospectus Delivery Period”), the Company and the Operating Partnership will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the Securities Act Regulations), or any amendment, supplement or revision to the Disclosure Package or the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall reasonably object.

(c)         Delivery of Registration Statements. The Company and the Operating Partnership will deliver to the Underwriters and counsel for the Underwriters, without charge, as such Underwriter or counsel for the Underwriters may reasonably request, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts. The Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)         Delivery of Prospectuses. The Company and the Operating Partnership will deliver to each Underwriter, without charge, as many copies of the Preliminary Prospectus as such Underwriter may reasonably request, and the Company and the Operating Partnership hereby consent to the use of such copies for purposes of offering the Securities. The Company and the Operating Partnership will furnish to each Underwriter, without charge, during the Prospectus Delivery Period, such number of copies of the Prospectus as such Underwriter may reasonably request. The Preliminary Prospectus and the Prospectus and any amendments or supplements thereto furnished to each Underwriter will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)         Continued Compliance with Securities Laws. The Company will comply with the Securities Act and the Securities Act Regulations and the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the Disclosure Package and the Prospectus. If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which the Disclosure Package or the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if, in the opinion of counsel for the Underwriters or counsel to the Company and the Operating Partnership, it shall be necessary to amend or supplement the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or, if in the opinion of counsel for the Underwriters or counsel to the Company and the Operating Partnership, it is otherwise necessary or advisable to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with law, including in connection with the delivery of the Prospectus, the Company and the Operating Partnership agree to (i) notify the Underwriters of any such event or condition and (ii) promptly prepare (subject to Section 4(b) and Section 4(k) hereof), file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish at its own expense to the Underwriters and to dealers in such quantities as they may reasonably request, amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented, will comply with law.

(f)         Blue Sky Compliance. The Company and the Operating Partnership shall cooperate with the Underwriters and counsel for the Underwriters to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Underwriters, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. The Company and the Operating Partnership shall not be required to qualify to transact business or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign business. The Company and the Operating Partnership will advise the Underwriters promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose or pursuant to Section 8A of the Securities Act, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company and the Operating Partnership shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(g)         Use of Proceeds. The Company and the Operating Partnership shall apply the net proceeds from the sale of the Securities in the manner described under the caption “Use of Proceeds” in the Disclosure Package and the Prospectus.

(h)         Listing. The Company will use its commercially reasonable efforts to effect and maintain the listing of the Securities on the NYSE.

(i)         Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company and the Operating Partnership shall file, on a timely basis, with the Commission and the NYSE all reports and documents required to be filed under the Exchange Act and the Exchange Act Regulations.

(j)         Agreement Not to Offer or Sell Similar Securities. During a period of 30 days from the date of the Prospectus (the “Restricted Period”), the Company will not, without the prior written consent of the Underwriters (i) directly or indirectly, offer, pledge, lend, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the Securities Act with respect to any of the foregoing (except for a registration statement on Form S-8 relating to the Company’s equity incentive plan) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement, the Disclosure Package and the Prospectus, (C) Common Stock, options to purchase Common Stock, restricted stock, restricted stock units, performance stock units or long-term incentive units in the Operating Partnership (“LTIP Units”) issued or granted to employees, consultants or directors, in each case pursuant to existing employee benefit plans of the Company referred to in the Registration Statement, the Disclosure Package and the Prospectus, (D) issuances of shares of Common Stock or Operating Partnership units, as applicable, pursuant to (x) the exercise, vesting, settlement, conversion or redemption, as applicable, of such options, restricted stock units, performance stock units and LTIP Units and (y) the conversion or redemption of units outstanding on the date of the Prospectus, including common units of partnership interests in the Operating Partnership (“Common OP Units”) issued upon conversion of LTIP Units outstanding on the date of the Prospectus, (E) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan referred to in the Registration Statement, the Disclosure Package and the Prospectus, (F) shares of Common Stock transferred in order to comply with the ownership limitations set forth in the Company’s charter, (G) the issuance of or any direct or indirect offers, negotiations or discussions of transactions contemplating the issuance of (x) Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock, including Common OP Units or other Operating Partnership units in connection with the acquisition of real property or assets, real property companies, or a joint venture or the acquisition of or merger with another company, and (y) Common Stock upon conversion or exchange of any securities issued pursuant to (G)(x) above, in the case of clauses (G)(x) and (G)(y), (1) in connection with the Company’s proposed acquisition of SEGRO plc and (2) otherwise in the aggregate not to exceed 5.0% of the total number of shares of Common Stock issued and outstanding immediately following the completion of the transactions contemplated by this Agreement, provided that, in the case of this subclause (2), the recipient of such shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock shall be required to execute a lock-up agreement in substantially the form attached as Exhibit D hereto that will apply for the duration of the Restricted Period or (H) the filing of shelf registration statements (including any amendments or supplements thereto) in connection with existing contractual commitments.

(k)         Permitted Free Writing Prospectuses. The Company and the Operating Partnership represent and agree that, unless they obtain the prior written consent of the Underwriters, they will not make, any offer relating to the Securities that would constitute a Company Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company and the Operating Partnership with the Commission or retained by the Company and the Operating Partnership under Rule 433 of the Securities Act; provided that the prior written consent of the Underwriters shall be deemed to have been given in respect of any Company Free Writing Prospectuses identified in Schedule B-2 to this Agreement. Any such free writing prospectus consented to or deemed to be consented to by the Underwriters is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company and the Operating Partnership agree that (i) they have treated and will treat, as the case may be, each Permitted Free Writing Prospectus as a Company Free Writing Prospectus, and (ii) they have complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping. The Company and the Operating Partnership consent to the use by any Underwriter of a free writing prospectus that (a) is not an “issuer free writing prospectus” as defined in Rule 433, and (b) contains only (i) information describing the preliminary terms of the Securities or their offering or (ii) information that describes the final terms of the Securities or their offering; provided that each Underwriter severally covenants with the Company and the Operating Partnership not to take any action without the Company’s and the Operating Partnership’s consent that would result in a free writing prospectus being required to be filed with the Commission under Rule 433(d) under the Securities Act that otherwise would not be required to be filed by the Company or the Operating Partnership thereunder, but for the action of such Underwriter.

(l)         Notice of Inability to Use Automatic Shelf Registration Statement Form. If at any time, when the Securities remain unsold by the Underwriters, the Company and the Operating Partnership receive from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company and the Operating Partnership will (i) promptly notify the Underwriters, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Securities, in a form satisfactory to the Underwriters, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective and (iv) promptly notify the Underwriters of such effectiveness. The Company and the Operating Partnership will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company and the Operating Partnership have otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.

(m)         Filing Fees. The Company and the Operating Partnership agree to pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) of the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act.

(n)         No Stabilization. Neither the Company, the Operating Partnership or any affiliate of the Company and the Operating Partnership will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities or take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby, provided, the Company and the Operating Partnership do not make any covenant as to any actions which may be taken by the Underwriters.

The Underwriters may, in their sole discretion, waive in writing the performance by the Company and the Operating Partnership of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 5.         Payment of Expenses. The Company and the Operating Partnership agree to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Underwriters, (iii) all fees and expenses of the Company’s and the Operating Partnership’s counsel, the Company’s and the Operating Partnership’s independent public or certified public accountants and other advisors to the Company and the Operating Partnership (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Company Free Writing Prospectus, the Preliminary Prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement and the Securities, (v) all filing fees, attorneys’ fees and expenses incurred by the Company and the Operating Partnership or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws, and, if requested by the Underwriters, preparing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vi) the filing fees incident to the review and approval by FINRA of the terms of the sale of the Securities, (vii) all fees and expenses in connection with listing the Securities on the NYSE, (viii) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Operating Partnership in connection with approval of the Securities by the Depositary for “book-entry” transfer, (ix) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement, and (x) the cost of preparing stock certificates, if applicable, (xi) the cost and charges of any transfer agent or registrar and (xii) all other fees, costs and expenses incurred in connection with the performance of the obligations of the Company and the Operating Partnership hereunder for which provision is not otherwise made in this Section. Except as provided in this Section 5, Section 7, Section 8 and Section 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 6.         Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Operating Partnership set forth in Section 1 hereof, as of the date hereof, as of the Closing Time and as of each Time of Delivery (if any), as though then made and to the timely performance by the Company and the Operating Partnership of their covenants and other obligations hereunder, and to each of the following additional conditions:

(a)         Effectiveness of Registration Statement. The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings under Section 8A of the Securities Act for any of those purposes shall have been instituted or be pending or threatened by the Commission, any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters, and the Company and the Operating Partnership, at the Execution Time, shall not have received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form. The Preliminary Prospectus and the Prospectus shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4), (5) or (8), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

(b)         Accountants’ Comfort Letter. On the date hereof, the Underwriters shall have received from KPMG LLP, independent public or certified public accountants for Company and the Operating Partnership, a letter or letters dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Underwriters, with respect to the audited financial statements and certain financial information contained in the Registration Statement, the Preliminary Prospectus and the Prospectus.

(c)         Bring-down Comfort Letter. At the Closing Time, the Underwriters shall have received from KPMG LLP, independent public or certified public accountants for Company and the Operating Partnership, a letter or letters dated such date, in form and substance satisfactory to the Underwriters, to the effect that they reaffirm the statements made in the letter or letters furnished by them pursuant to Section 6(b), except that the specified date referred to therein for KPMG LLP for the carrying out of procedures shall be no more than three business days prior to the Closing Time.

(d)         No Objection. If the Registration Statement and/or the offering of the Securities has been filed with FINRA for review, FINRA shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(e)         No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Time:

(i)           in the judgment of the Underwriters, there shall not have occurred any Material Adverse Change; and

(ii)          there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of the subsidiaries of the Company by any “nationally recognized statistical rating organization” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(f)         Opinions of Counsel for the Company and the Operating Partnership. At the Closing Time, the Underwriters shall have received the favorable opinions of Mayer Brown LLP, counsel for the Company and the Operating Partnership, dated as of such Closing Time, covering, at a minimum, the opinions the forms of which are attached as Exhibit A.

(g)         Opinions of General Counsel of the Company and the Operating Partnership. At the Closing Time, the Underwriters shall have received the favorable opinions of the General Counsel or Corporate Counsel of the Company and the Operating Partnership, dated as of such Closing Time, the forms of which are attached as Exhibit B.

(h)         Opinion of Maryland Counsel for the Company and the Operating Partnership. At the Closing Time, the Underwriters shall have received the favorable opinion of Venable LLP, Maryland counsel for the Company and the Operating Partnership, dated as of the Closing Time, the form of which is attached here as Exhibit C.

(i)         Opinions of Counsel for the Underwriters. At the Closing Time, the Underwriters shall have received the favorable opinions of Sidley Austin llp, counsel for the Underwriters, dated as of such Closing Time, with respect to such matters as may be reasonably requested by the Underwriters.

(j)         Officers’ Certificate. At the Closing Time, the Underwriters shall have received a written certificate executed by the Chief Executive Officer or General Counsel of the Company and the Operating Partnership, and the Chief Financial Officer or Chief Accounting Officer of Company and the Operating Partnership, dated as of such Closing Time, to the effect that:

(i)          the Company and the Operating Partnership have not received a stop order suspending the effectiveness of the Registration Statement, and no proceedings for such purpose have been instituted or threatened by the Commission;

(ii)         the Company and the Operating Partnership have not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form;

(iii)        there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of the subsidiaries of the Company by any “nationally recognized statistical rating organization” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act;

(iv)        for the period from and after the date of this Agreement and prior to the Closing Time, there has not occurred any Material Adverse Change;

(v)         the representations, warranties and covenants set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of the Closing Time; and

(vi)        the Company and the Operating Partnership has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Time.

(k)         [Reserved].

(l)         Approval of Listing. At the Closing Time, the Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

(m)         Lock-up Agreements. At the date of this Agreement, the Underwriters shall have received an agreement substantially in the form of Exhibit E hereto signed by the persons listed on Schedule C hereto.

(n)         Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 3(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Operating Partnership contained herein and the statements in any certificates furnished by the Company, the Operating Partnership and any of their subsidiaries hereunder shall be true and correct as of each Time of Delivery, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the Securities Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been issued under the Securities Act and no proceedings under Section 8A of the Securities Act for any of those purposes shall have been instituted or are pending, or, to the Company’s knowledge, contemplated; and the Company shall have complied with each request (if any) from the Commission for additional information; and further, at the relevant Time of Delivery, the Underwriters shall have received:

(i)          Bring-down Comfort Letter. If requested by the Underwriters, a letter from KPMG LLP, in form and substance reasonably satisfactory to the Underwriters and dated such Time of Delivery, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 6(b) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Time of Delivery.

(ii)         Opinion of Counsel for the Company and the Operating Partnership. If requested by the Underwriters, the opinion of Mayer Brown LLP, counsel for the Company and the Operating Partnership, dated such Time of Delivery, relating to the Option Securities to be purchased on such Time of Delivery and otherwise to the same effect as the opinion required by Section 6(f) hereof.

(iii)        Opinions of General Counsel of the Company and the Operating Partnership. If requested by the Underwriters, the favorable opinions of the General Counsel or Corporate Counsel of the Company and the Operating Partnership, dated such Time of Delivery, relating to the Option Securities to be purchased on such Time of Delivery and otherwise to the same effect as the opinion required by Section 6(g) hereof.

(iv)        Opinion of Maryland Counsel for Company. If requested by the Underwriters, the opinion of Venable LLP, Maryland counsel for the Company and the Operating Partnership, dated such Time of Delivery, relating to the Option Securities to be purchased on such Time of Delivery and otherwise to the same effect as the opinion required by Section 6(h) hereof.

(v)         Opinion of Counsel for Underwriters. If requested by the Underwriters, the opinion of Sidley Austin LLP, counsel for the Underwriters, dated such Time of Delivery, relating to the Option Securities to be purchased on such Time of Delivery and otherwise to the same effect as the opinion required by Section 6(i) hereof.

(vi)        Officers’ Certificate. A certificate, dated such Time of Delivery, of the Chief Executive Officer or General Counsel of the Company and the Operating Partnership confirming that the certificate delivered at the Time of Delivery pursuant to Section 6(j) hereof remains true and correct as of such Time of Delivery.

(vii)       No Material Adverse Change or Ratings Agency Change. For the period from and after the Closing Time and prior to such Time of Delivery, in the judgment of the Underwriters, there shall not have occurred any Material Adverse Change and there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of the subsidiaries of the Company by any “nationally recognized statistical rating organization” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(o)         Additional Documents. At the Closing Time and at each Time of Delivery (if any) counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance, sale and delivery of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance, sale and delivery of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

(p)         Termination of this Agreement. If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement, or, in the case of any condition to the purchase of Option Securities at a Time of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Options Securities, may be terminated by the Underwriters by notice to the Company and the Operating Partnership at any time on or prior to the Closing Time or such Time of Delivery, which termination shall be without liability on the part of any party to any other party, except that Section 5, Section 7, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

SECTION 7.         Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Underwriters pursuant to Section 6 or Section 11, or if the sale to the Underwriters of the Securities at the Closing Time or at any Time of Delivery is not consummated because of any refusal, inability or failure on the part of the Company and the Operating Partnership to perform any agreement herein or to comply with any provision hereof, the Company and the Operating Partnership agree, jointly and severally, to reimburse the Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Underwriters in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 8.         Indemnification.

(a)         Indemnification of the Underwriters. The Company and the Operating Partnership agree, jointly and severally, to indemnify and hold harmless each Underwriter and its affiliates, as such term is defined in Rule 501(b) under the Securities Act (each, an “Affiliate”), its directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such Affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company and the Operating Partnership or otherwise permitted by paragraph (d) below), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Company Free Writing Prospectus, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act Regulations, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company and the Operating Partnership contained herein; or (iv) in whole or in part upon any failure of the Company or the Operating Partnership to perform its obligations hereunder or under law; and to reimburse each Underwriter and each such Affiliate, director, officer, employee and controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by the Underwriters) as such expenses are reasonably incurred by such Underwriter or such Affiliate, director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with any Underwriter Information. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company and the Operating Partnership may otherwise have.

(b)         Indemnification of the Company and the Operating Partnership. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the Operating Partnership, the directors of the Company and the Operating Partnership (as applicable), the Company’s and the Operating Partnership’s respective officers who signed the Registration Statement and each person, if any, who controls the Company and the Operating Partnership within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company and the Operating Partnership or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter or otherwise permitted by paragraph (d) below), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Company Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, the Base Prospectus, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Company Free Writing Prospectus, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with any Underwriter Information, it being understood and agreed upon that the only such Underwriter Information consists of the following information in the Preliminary Prospectus and the Prospectus furnished on behalf of each Underwriter: the information contained in the twenty-fifth paragraph (regarding short sales and stabilizing transactions) under the caption “Underwriting”; and to reimburse the Company and the Operating Partnership, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company and the Operating Partnership, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c)         Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced (through the forfeiture of substantive rights or defenses) as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses (other than reasonable costs of investigation) subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party shall authorize the indemnified party to employ separate counsel, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d)         Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided, that if it is ultimately determined that an indemnified party was not entitled to indemnification hereunder, such indemnified party shall be responsible for repaying or reimbursing such amounts to the indemnifying party (subject to Section 9 hereof). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

SECTION 9.         Contribution. If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as (x) in the case of the Company and the Operating Partnership, the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Operating Partnership and (y) in the case of the Underwriters, the total underwriting discount received by the Underwriters. The relative fault of the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company and the Operating Partnership, on the one hand, or by the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.

The Company and the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each Affiliate, director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company and the Operating Partnership, each officer of the Company and the Operating Partnership who signed the Registration Statement, and each person, if any, who controls the Company and the Operating Partnership within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Operating Partnership.

SECTION 10.       Default of One or More of the Several Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Time of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Underwriters shall not have completed such arrangements within such 24-hour period, then:

(i)          if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii)         if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement, or, with respect to any Time of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase, and the Company to sell, the Option Securities to be purchased and sold at such Time of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Time of Delivery which is after the Closing Time, which does not result in termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Underwriters or (ii) the Company shall have the right to postpone Closing Time or the relevant Time of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11.         Termination of this Agreement. On or after the Initial Sale Time and prior to the Closing Time, this Agreement may be terminated by the Underwriters by notice given to the Company and the Operating Partnership if at any time (i) trading or quotation in any of the Company’s and the Operating Partnership’s securities shall have been suspended or limited by the Commission or by the NYSE, or trading in securities generally on either the Nasdaq Stock Market or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal or New York authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity involving the United States, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Underwriters, is material and adverse and makes it impracticable or inadvisable to market the Securities in the manner and on the terms described in the Disclosure Package and the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Underwriters, there shall have occurred any Material Adverse Change; or (v) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services in the United States. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company and the Operating Partnership to any Underwriter, except that the Company and the Operating Partnership shall be obligated to reimburse the expenses of the Underwriters pursuant to Sections 5 and 7 hereof, (b) any Underwriter to the Company and the Operating Partnership, or (c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

SECTION 12.         Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Operating Partnership, of their officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company, the Operating Partnership or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 13.         [Reserved].

SECTION 14.         Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, emailed or telecopied and confirmed to the parties hereto as set forth below. Notices to the Underwriters shall be directed to J.P. Morgan Securities LLC at 270 Park Avenue, New York, NY 10017, attention of Equity Syndicate Desk (facsimile: (212) 834-6081) or BofA Securities, Inc. at One Bryant Park, New York, New York 10036, Attention: Syndicate Department, dg.ecm_execution_services@bofa.com, with a copy to ECM Legal, dg.ecm_legal@bofa.com, with a copy to Sidley Austin llp, 787 Seventh Avenue, New York, New York 10019, Attention: Daniel O’Shea, Email: doshea@sidley.com; and notices to the Company and the Operating Partnership shall be directed to Prologis, L.P., 1800 Wazee Street Denver, Colorado 80202, Attention: General Counsel, Email: legalnotice@prologis.com, with a copy to: Mayer Brown LLP, 1221 Sixth Avenue, New York, New York 10020, Attention: John P. Berkery, Email: jberkery@mayerbrown.com.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 15.         Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the Affiliates, directors, officers, employees and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Securities as such from any of the Underwriters merely by reason of such purchase.

SECTION 16.         Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 17.         Patriot Act. The Underwriters hereby notify the Company and the Operating Partnership that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), they are required to obtain, verify and record information that identifies their clients, including the Company and the Operating Partnership, which information may include the name and address of the Company and the Operating Partnership and other information that will allow the Underwriters to identify the Company and the Operating Partnership in accordance with the USA Patriot Act.

SECTION 18.         Governing Law Provisions. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

SECTION 19.         No Fiduciary Duty. The Company and the Operating Partnership acknowledge and agree that: (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Operating Partnership, on the one hand, and the several Underwriters, on the other hand, and the Company and the Operating Partnership are capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Operating Partnership or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Operating Partnership with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company and the Operating Partnership on other matters) and no Underwriter has any obligation to the Company or the Operating Partnership with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Operating Partnership and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Operating Partnership have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company and the Operating Partnership and the several Underwriters, or any of them, with respect to the subject matter hereof. The Company and the Operating Partnership hereby waive and release to the fullest extent permitted by law, any claims that the Company and the Operating Partnership may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

SECTION 20.         General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company and the Operating Partnership, their affairs and their businesses in order to assure that adequate disclosure has been made in the Registration Statement, the Disclosure Package and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

SECTION 21.         Recognition of the U.S. Special Resolution Regimes. (i) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. (ii) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 21 a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company and the Operating Partnership the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

PROLOGIS, INC.

By:	/s/ David Malinger
Name: David Malinger
Title: Senior Vice President and Assistant Secretary

PROLOGIS, L.P.

By: Prologis, Inc., its general partner

By:	/s/ David Malinger
Name: David Malinger
Title: Senior Vice President and Assistant Secretary

Prologis - Underwriting Agreement Signature Page – Company and Operating Partnership

CONFIRMED AND ACCEPTED,
         as of the date first above written:

J.P. MORGAN SECURITIES LLC

By:	/s/ Apoorva Ramesh
Name: Apoorva Ramesh
Title: Executive Director

In its capacity as Underwriter

Prologis – Underwriting Agreement Signature Page – Underwriter

CONFIRMED AND ACCEPTED,
         as of the date first above written:

BOFA SECURITIES, INC.

By:	/s/ Kevin King
Name: Kevin King
Title: Managing Director

In its capacity as Underwriter

Prologis – Underwriting Agreement Signature Page – Underwriter

SCHEDULE A

Name of Underwriter	Number of Initial Securities
J.P. Morgan Securities LLC	8,250,000
BofA Securities, Inc.	6,750,000
Total	15,000,000

Sch A - 1

SCHEDULE B-1

Pricing Terms

1.	The Underwriters, severally and not jointly, have agreed to purchase 15,000,000 shares of Common Stock.

2.	The Underwriters, severally and not jointly, have been granted an option to purchase up to an additional 2,250,000 shares of Common Stock.

3.	The price per share for the Securities shall be $139.85.

Sch B-1  - 1

SCHEDULE B-2

Company Free Writing Prospectus

None.

Sch B-2  - 1

SCHEDULE C

List of Persons and Entities Subject to Lock-up

Hamid R. Moghadam

Dan Letter

Cristina G. Bita

James B. Connor

George L. Fotiades

Alfred F. Kelly, Jr.

Lydia H. Kennard

Guy A. Metcalfe

Avid Modjtabai

David P. O’Connor

Olivier Piani

Sarah A. Slusser

Carter Andrus

Tim Arndt

Deborah Briones

Sch C - 1

SCHEDULE D

List of Significant Subsidiaries

Prologis

Prologis, L.P.

Prologis U.S. Logistics Venture, LLC

Prologis Logistics Services Incorporated

PLD International Holding LP

Liberty Property Trust

Liberty Property Limited Partnership

Duke Realty Limited Partnership

Duke Realty LLC

Sch D - 1

EXHIBIT A

[Provided Separately.]

Exhibit A - 1

EXHIBIT B

[Provided Separately.]

Exhibit B - 1

EXHIBIT C

[Provided Separately.]

Exhibit C - 1

EXHIBIT D

FORM OF LOCK-UP AGREEMENT

August 4, 2026

J.P. Morgan Securities LLC

270 Park Avenue

New York, New York 10017

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Re:	Proposed Public Offering by Prologis, Inc.

Dear Ladies and Gentlemen:

The undersigned, [an officer/director]1 of Prologis, Inc., a Maryland corporation (the “Company”), understands that J.P. Morgan Securities LLC and BofA Securities, Inc. (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company and Prologis, L.P. (the “Operating Partnership”) and the other parties thereto providing for the public offering of shares (the “Securities”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as an [officer/director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during the period beginning on the date hereof and ending on the date that is 30 days from the date of the Underwriting Agreement (the “Restricted Period”), the undersigned will not, without the prior written consent of the Underwriters, directly or indirectly, (i) offer, pledge, lend, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

1 NTD: Signatory to confirm.

Exhibit D - 1

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Underwriters:

(i)          to the Company pursuant to the exercise and issuance of options; provided that (A) any securities received pursuant to such issuance or exercise shall be “Lock-Up Securities” for purposes of this lock-up agreement and shall not be further transferred except in accordance with this lock-up agreement, and (B) the undersigned does not voluntarily effect any public filing or report regarding such transfers;

(ii)         as a bona fide gift or gifts or other dispositions by will or intestacy, provided (A) the Underwriters receive a signed lock-up agreement for the balance of the lock-up period from each donee, trustee, distributee, or transferee, as the case may be, (B) any such transfer shall not involve a disposition for value, and (C) the undersigned does not voluntarily effect any public filing or report or other public announcement regarding any such transfer;

(iii)        to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that (A) the Underwriters receive a signed lock-up agreement for the balance of the lock-up period from such trustee, (B) any such transfer shall not involve a disposition for value, (C) if such transfer is required to be reported with the Securities and Exchange Commission (the “SEC”) in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) during the Restricted Period, then the undersigned shall clearly indicate in the footnotes in such filing or report that the filing or report relates to the circumstances described in this clause, and (D) the undersigned does not otherwise voluntarily effect any public filing or report or other public announcement regarding any such transfer;

(iv)        to an immediate family member, a partnership or limited liability company solely for the direct or indirect benefit of the undersigned or the immediate family member for the undersigned, provided that such immediate family member, partnership or limited liability company agrees to be bound in writing by the restrictions set forth herein, provided (A) the Underwriters receive a signed lock-up agreement for the balance of the lock-up period from each donee, trustee, distributee, or transferee, as the case may be, (B) any such transfer shall not involve a disposition for value, (C) if such transfer is required to be reported with the SEC in accordance with Section 16 of the Exchange Act during the Restricted Period, then the undersigned shall clearly indicate in the footnotes in such filing or report that the filing or report relates to the circumstances described in this clause, and (D) the undersigned does not otherwise voluntarily effect any public filing or report or other public announcement regarding any such transfer;

(v)         to a spouse, former spouse, child or other dependent pursuant to a domestic relations order or an order of competent jurisdiction; provided that the undersigned does not voluntarily effect any public filing or report regarding any such transfer;

(vi)        as a distribution to stockholders, partners or members of the undersigned, provided (A) the Underwriters receive a signed lock-up agreement for the balance of the lock-up period from each donee, trustee, distributee, or transferee, as the case may be, (B) any such transfer shall not involve a disposition for value, (C) such transfer is not required to be reported with the SEC on Form 4 in accordance with Section 16 of the Exchange Act, and (D) the undersigned does not otherwise voluntarily effect any public filing or report or other public announcement regarding any such transfer;

Exhibit D - 2

(vii)       to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned, provided (A) the Underwriters receive a signed lock-up agreement for the balance of the lock-up period from each donee, trustee, distributee, or transferee, as the case may be, (B) any such transfer shall not involve a disposition for value, (C) if such transfer is required to be reported with the SEC in accordance with Section 16 of the Exchange Act during the Restricted Period, then the undersigned shall clearly indicate in the footnotes in such filing or report that the filing or report relates to the circumstances described in this clause, and (D) the undersigned does not otherwise voluntarily effect any public filing or report or other public announcement regarding such transfers;

(viii)      any transfer required under any benefit plans of the Company or the bylaws of the Company, provided that (A) if such transfer is required to be reported with the SEC pursuant to Section 16 of the Exchange Act during the Restricted Period, then the undersigned shall clearly indicate in the footnotes in such filing or report that the filing or report relates to the circumstances described in this clause, and (B) the undersigned does not otherwise voluntarily effect any public filing or report or other public announcement regarding such transfers;

(ix)         to the Company or the Operating Partnership, as required by participants in the Company’s 2020 Long-Term Incentive Plan, in order to reimburse or pay federal income tax and withholding obligations in connection with vesting, exercise, exchange or conversion of any options, restricted stock units, long-term incentive plan units or performance stock units; provided that the undersigned does not voluntarily effect any public filing or report regarding such transfers;

(x)          to the Company in connection with the exercise of any right of redemption with respect to outstanding common units, long-term incentive units or performance units; provided, however, that any shares of Common Stock issued upon such redemption shall be Lock-Up Securities for purposes of this lock-up agreement and shall not be further transferred except in accordance with this lock-up agreement, provided that (A) if such transfer is required to be reported with the SEC pursuant to Section 16 of the Exchange Act during the Restricted Period, then the undersigned shall clearly indicate in the footnotes in such filing or report that the filing or report relates to the circumstances described in this clause, and (B) the undersigned does not otherwise voluntarily effect any public filing or report or other public announcement regarding such transfers;

(xi)         pursuant to any 10b5-1 trading plans in effect on the date hereof, provided that (A) if such sales are required to be reported pursuant to Section 16(a) of the Exchange Act during the Restricted Period, then the undersigned shall clearly indicate in the footnotes in such filing or report that the filing or report relates to the circumstances described in this clause, and (B) the undersigned does not voluntarily effect a public filing or report or other public announcement regarding such sale; or

(xii)        to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (xi) above; provided that any of the conditions set forth in any proviso to any such clause is complied with by such nominee or custodian.

For purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned on the open market following the Public Offering if and only if (i) such sales are not required to be reported in any public report or filing with the SEC, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

Exhibit D - 3

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

Any signature to this lock-up agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Securities and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Public Offering, the Underwriters are not making a recommendation to you to enter into this lock-up agreement, and nothing set forth in such disclosures is intended to suggest that any Underwriter is making such a recommendation.

The undersigned understands that, if the Underwriting Agreement does not become effective by August 14, 2026 or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this lock-up agreement. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this lock-up agreement.

This lock-up agreement and any claim, controversy or dispute arising under or related to this lock-up agreement shall be governed by, and construed in accordance with the laws of, the state of New York without regard to its choice of law provisions.

[Signature page follows]

Exhibit D - 4

Very truly yours,

Signature:

Print Name:

Exhibit D - 5